UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2019

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 24, 2019, Cancer Genetics, Inc. (the “Company”) received notification from RSM US LLP (“RSM”), the Company’s independent registered public accounting firm, that RSM declined to stand for re-election as the Company’s independent registered public accounting firm with respect to the audit of the Company’s financial statements as of and for the year ending December 31, 2019. The Company and RSM are finalizing arrangements for RSM to review the Company’s interim financial information as of and for the three months ended March 31, 2019. Accordingly, RSM will cease to be the Company’s independent registered public accounting firm effective with the filing of the Form 10-Q for the three months ended March 31, 2019.

The Company’s Audit Committee will accordingly commence the process of evaluating and selecting a replacement firm to serve as the Company’s independent registered public accounting firm.

RSM’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained a paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern. Except as described in the previous sentence, RSM’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim period through April 24, 2019, (i) there were no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, other than the material weakness in the internal control over financial reporting relating to accounting for uncollectible clinical services revenue that was previously reported in each of the Company’s Forms 10-K filed with the U.S. Securities and Exchange Commission on April 2, 2018 and April 16, 2019, respectively.

The Company has provided RSM with a copy of the above disclosures. A copy of RSM’s letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K is included as Exhibit 16.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit No.	Description

16.1	Letter from RSM US LLP to the U.S. Securities and Exchange Commission, dated April 29, 2019.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	Chief Executive Officer

Date: April 29, 2019

3